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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 1, 2006

                           THE A CONSULTING TEAM, INC.
             (Exact name of registrant as specified in its charter)

         NEW YORK                    0-22945                  13-3169913
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)


                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 979-8228

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 21, 2005, The A Consulting Team, Inc. ("TACT") entered into a Share Exchange Agreement with Vanguard Info-Solutions Corporation ("Vanguard"), a New Jersey corporation, the Vanguard shareholders and the authorized representative of the Vanguard shareholders named therein, providing for an exchange of 7,312,796 shares of TACT's common stock for all of the issued and outstanding shares of capital stock of Vanguard (the "Share Exchange"). Additionally, on January 21, 2005, TACT entered into a Stock Purchase Agreement with Oak Finance Investments Limited ("Oak"), a British Virgin Islands company, providing for the sale of between 625,000 and 1,250,000 shares of TACT's common stock to Oak at a cash purchase price of $8.00 per share (the "Share Issuance"). TACT's Chairman and CEO, Shmuel BenTov, simultaneously entered into an agreement to sell all of his shares of TACT capital stock to Oak in a separate transaction at $10.25 per share (the "BenTov Proposed Sale," and collectively, the Share Exchange, the Share Issuance and the BenTov Proposed Sale are referred to as the "Transaction"). On August 4, 2005, the foregoing agreements were terminated pursuant to their respective terms, and, subsequently, TACT and Mr. BenTov sought, among other things, reimbursement of Transaction expenses.

         As of June 1, 2006, TACT and Mr. BenTov (the "TACT Releasors") entered into and delivered general releases and covenants not to sue, pursuant to which the TACT Releasors released and covenanted not to sue Vanguard and certain Vanguard-related persons, including (without limitation) its directors, officers, agents and certain advisors of Vanguard (the "Vanguard Released Parties"), in connection with any and all claims existing as of the date of such releases and covenants, including, without limitation, any claims that were related to the Transaction. In connection therewith, TACT received an aggregate of $1,100,000 (without giving the affect to TACT's payment of fees and costs incurred in connection with this recovery), and TACT and certain TACT-related persons, including (without limitation) Mr. BenTov, received general releases and covenants not to sue from certain of the Vanguard Released Parties.

         The above releases and covenants not to sue involved no admission of liability by any party.

         TACT anticipates that this resolves all claims that it might have brought in connection with the Transaction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                  Exhibit 10.1 Form of Release and Covenant Not to Sue entered into by The A Consulting Team, Inc releasing certain parties.

                  Exhibit 10.2 Form of Release and Covenant Not to Sue entered into by certain parties releasing The A Consulting Team, Inc.

                  [Remainder of page intentionally left blank]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE A CONSULTING TEAM, INC.



                                        By: /s/ Salvatore Quadrino
                                            ----------------------
                                        Chief Financial Officer

         Date:  June 2, 2006



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                                                       EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION


Exhibit 10.1 Form of Release and Covenant Not to Sue entered into by The A Consulting Team, Inc. releasing certain parties.

Exhibit 10.2 Form of Release and Covenant Not to Sue entered into by certain parties releasing The A Consulting Team, Inc.